Selected Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2017
Quarterly Financial Information Disclosure [Abstract]
Selected Quarterly Financial Data (Unaudited)
Note 24. Selected Quarterly Financial Data (Unaudited)

In management’s opinion, the summarized quarterly financial data below (in thousands, except per share amounts) contains all appropriate adjustments, all of which are normally recurring adjustments, considered necessary to present fairly our financial position and results of operations for the respective periods.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Year Ended December 31, 2017:
Revenue	$245,425	$317,701	$314,479	$337,689
Gross profit (1)	56,537	63,289	62,962	61,621
Income (loss) from continuing operations	(12,323)	3,170	1,214	2,083
Income from discontinued operations, net of tax	32,644	374	2,139	4,579
Net income	20,321	3,544	3,353	6,662
Net income per common share:
Basic	$0.57	$0.10	$0.09	$0.18
Diluted	0.56	0.10	0.09	0.18

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Year Ended December 31, 2016:
Revenue	$276,667	$228,689	$199,418	$200,623
Gross profit (1)	38,740	55,255	45,017	34,436
Loss from continuing operations	(18,018)	(103,305)	(29,819)	(20,624)
Income (loss) from discontinued operations, net of tax	(74,939)	7,759	17,159	(6,150)
Net loss	(92,957)	(95,546)	(12,660)	(26,774)
Net loss per common share:
Basic	$(2.70)	$(2.76)	$(0.37)	$(0.77)
Diluted	(2.70)	(2.76)	(0.37)	(0.77)

(1)	Gross profit is defined as revenue less cost of sales, direct depreciation and amortization expense and direct long-lived asset impairment charges.

Additional Notes:

•
In the fourth quarter of 2017, we substantially exited our Belleli EPC business and, in accordance with GAAP, it is reflected as discontinued operations in our financial statements for all periods presented (see Note 3).

•
In conjunction with the planned disposition of Belleli CPE, we recorded impairments of long-lived assets and current assets that totaled $61.6 million and $7.1 million during the first quarter and second quarter of 2016, respectively. We completed the sale of Belleli CPE in August 2016 for cash proceeds of $5.5 million. Belleli CPE is reflected as discontinued operations in our financial statements for all periods presented (see Note 3).

•
Due to significant negative evidence of cumulative losses in the U.S., we are no longer able to support that it is more-likely-than-not that we will have sufficient taxable income of the appropriate character in the future that will allow us to realize our U.S. deferred tax assets. As a result, we recorded a full valuation allowance against our U.S. deferred tax assets resulting in additional charges of $88.0 million, $13.6 million and $18.2 million during the second quarter, third quarter and fourth quarter of 2016, respectively (see Note 16).

•
During the second quarter, third quarter and fourth quarter of 2016, we incurred costs of $7.9 million, $12.3 million and $9.9 million, respectively, associated with the restatement of our financial statements and related SEC investigation, of which $11.2 million of cash was recovered from Archrock in the fourth quarter of 2016 pursuant to the separation and distribution agreement. During the first quarter, second quarter, third quarter and fourth quarter of 2017, we incurred costs of $2.2 million, $1.6 million, $2.0 million and $0.4 million, respectively, associated with an ongoing SEC investigation and remediation activities related to the restatement, of which $2.8 million was recovered from Archrock in the second quarter of 2017 (see Note 14).